Exhibit 99.2

THE SECURITIES REPRESENTED BY THIS INSTRUMENT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR SECURITIES LAWS OF ANY STATE AND MAY NOT BE TRANSFERRED, SOLD OR OTHERWISE DISPOSED OF EXCEPT WHILE A REGISTRATION STATEMENT RELATING THERETO IS IN EFFECT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT OR SUCH LAWS.

WARRANT

to purchase

[                          ]

Shares of Common Stock of

UniTek Global Services, Inc.

Issue Date: July 25, 2013

1.  Definitions.  Unless the context otherwise requires, when used herein the following terms shall have the meanings indicated.

“Affiliate” means, with respect to any Person, any Person directly or indirectly controlling, controlled by or under common control with, such other Person.  For purposes of this definition, “control” (including, with correlative meanings, the terms “controlled by” and “under common control with”) when used with respect to any Person, means the possession, directly or indirectly, of the power to cause the direction of management or policies of such Person, whether through the ownership of voting securities, by contract or otherwise.

“Agent” has the meaning set forth in the Credit Agreement.

“Applicable Price” means 94% of the Market Price per share of outstanding Common Stock on the date on which the Company issues or sells any Common Stock or other securities that are convertible into or exchangeable or exercisable for Common Stock (or are otherwise linked to Common Stock) other than Excluded Stock.

“Appraisal Procedure” means a procedure whereby the Company and the Warrantholder shall mutually agree in good faith upon the determinations then the subject of appraisal or dispute, as applicable.  If within thirty (30) days after the Appraisal Procedure is invoked, the parties are unable to agree upon the amount in question, an independent evaluator shall be chosen within ten (10) days thereafter by the mutual consent of the parties in good faith or, if the parties fail to agree upon the appointment of an evaluator, such appointment shall be made by the American Arbitration Association, or any organization successor thereto, from a panel of arbitrators having experience in the appraisal of the subject matter to be appraised or evaluated, as applicable.  Within five (5) days following the appointment of the evaluator, each of the parties shall submit its determination of the amount in question to the evaluator and to each other.  Each of the parties shall have fifteen (15) days following receipt of the other party’s determination to submit a written rebuttal of such determination to the evaluator.  Within thirty (30) days following his or her appointment, the evaluator shall render a decision, which decision shall be binding and conclusive on the Company and the Warrantholder.  The costs of conducting any Appraisal Procedure shall be borne by both the Warrantholder, as applicable, requesting such Appraisal Procedure and the Company, which costs shall be allocated amongst such Warrantholder, on the one hand, and the Company, on the other hand, in proportion to such Warrantholder’s determination and the Company’s determination, respectively, relative to the evaluator’s decision, except that (A) any costs and expenses incurred by the Company in connection with the Appraisal Procedure shall be borne by the Company and (B) if such Appraisal Procedure shall result in a determination that is disparate, in a manner favorable to the Warrantholder, by fifteen percent (15%) or more from the Company’s initial determination, all costs of conducting such Appraisal Procedure and all costs and expenses incurred by the Warrantholder in connection with the Appraisal Procedure shall be borne by the Company.

“Board” means the Board of Directors of the Company.

“Business Combination” means a merger, consolidation, statutory share exchange or similar transaction.

“Business Day” means any day except Saturday, Sunday and any day which shall be a legal holiday or a day on which banking institutions in the State of New York generally are authorized or required by law or other governmental actions to close.

“Capital Stock” means (A) with respect to any Person that is a corporation or company, any and all shares, interests, participations or other equivalents (however designated) of capital or capital stock of such Person and (B) with respect to any Person that is not a corporation or company, any and all partnership or other equity interests of such Person.

“Common Stock” means the Company’s common stock, par value $0.00002 per share, and any Capital Stock for or into which such Common Stock hereafter is exchanged, converted, reclassified or recapitalized by the Company or pursuant to an agreement or Business Combination to which the Company is a party.

“Company” means UniTek Global Services, Inc., a Delaware corporation.

“Credit Agreement” means that certain Credit Agreement, dated as of April 15, 2011 (as amended as of September 14, 2012 and the date hereof), by and among the Company, the Agent, the Specified Lender and the other Lenders.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, or any successor statute, and the rules and regulations promulgated thereunder.

“Excluded Stock” means (A) shares of Common Stock issued by the Company as a stock dividend payable in shares of Common Stock, or upon any subdivision or split-up of the outstanding shares of Capital Stock, in each case which is subject to Section 13(B), (B) shares of Common Stock to be issued to directors, employees or consultants of the Company pursuant to options, restricted stock units or other equity-based awards granted prior to the date of issuance of this Warrant and pursuant to options, restricted stock units or other equity-based awards granted after the date of issuance of this Warrant if, in the case of options, the exercise price per share of Common Stock on the date of such grant equals or exceeds the Market Price of a share of Common Stock on the date of such grant, and (C) shares of Common Stock issued upon exercise of the warrants issued to the other Lenders on the date hereof with terms substantially similar to the Warrant (except for the amount of shares subject to the warrant).

“Exercise Price” means $0.01. The Exercise Price shall be subject to adjustment from time to time in accordance with Section 13.

“Fair Market Value” means, with respect to any security or other property, the fair market value of such security or other property as determined by the Board, acting in good faith, assuming a willing buyer and a willing seller, provided that no minority or illiquidity discount or control premium shall be taken into account and no consideration shall be given to any restrictions on transfer.  If the Warrantholder does not accept the Board’s calculation of Fair Market Value and the Warrantholder and the Company are unable to agree on Fair Market Value, the procedures described in Section 15 shall be used to determine Fair Market Value.

“Lenders” has the meaning set forth in the Credit Agreement.

“Market Price” of the Common Stock (or other relevant Capital Stock) on any date of determination means the closing sale price or, if no closing sale price is reported, the last reported sale price of the shares of the Common Stock (or other relevant Capital Stock) on the NASDAQ Stock Market on such date.  If the Common Stock (or other relevant Capital Stock) is not traded on the NASDAQ Stock Market on any date of determination, the “Market Price” of the Common Stock (or other relevant Capital Stock) on such date of determination means the closing sale price as reported in the composite transactions for the principal U.S. national or regional securities exchange on which the Common Stock (or other relevant Capital Stock) is so listed or quoted, or, if no closing sale price is reported, the last reported sale price on the principal U.S. national or regional securities exchange on which the Common Stock (or other relevant Capital Stock) is so listed or quoted, or if the Common Stock (or other relevant Capital Stock) is not so listed or quoted on a U.S. national or regional securities exchange, the last quoted bid price for the Common Stock (or other relevant Capital Stock) in the over-the-counter market as reported on the OTC Bulletin Board or by Pink Sheets LLC or similar organization, or, if that bid price is not available, the fair market price of a share of the Common Stock (or other relevant Capital Stock) on that date as determined using the procedures described in Section 15.

“Person” has the meaning given to it in Section 3(a)(9) of the Exchange Act and as used in Sections 13(d)(3) and 14(d)(2) of the Exchange Act.

“Pro Rata Repurchase” means any purchase of shares of Common Stock by the Company or any Affiliate thereof pursuant to (A) any tender offer or exchange offer subject to Section 13(e) of the Exchange Act, or (B) pursuant to any other offer available to substantially all holders of Common Stock, in each case whether for cash, shares of Capital Stock of the Company, other securities of the Company, evidences of indebtedness of the Company or any other Person or any other property (including, without limitation, shares of Capital Stock, other securities or evidences of indebtedness of a Subsidiary of the Company), or any combination thereof, effected while this Warrant is outstanding; provided, however, that “Pro Rata Repurchase” shall not include any purchase of shares by the Company or any Affiliate thereof made in accordance with the requirements of Rule 10b-18 as in effect under the Exchange Act. The “Effective Date” of a Pro Rata Repurchase shall mean the date of acceptance of shares of Common Stock for purchase or exchange under any tender or exchange offer which is a Pro Rata Repurchase or the date of purchase of shares of Common Stock with respect to any Pro Rata Repurchase that is not a tender or exchange offer.

“Registration Rights Agreement” means the Registration Rights Agreement, dated as of the date hereof, by and between the Company and the Specified Lender.

“SEC” has the meaning given to it in Section 12.

“Securities Act” means the Securities Act of 1933, as amended, or any successor statute, and the rules and regulations promulgated thereunder.

“Shares” is defined in Section 2.

“Specified Lender” means [                    ], a [                    ].

“Subsidiary” means, with respect to any Person, any corporation, partnership, joint venture, limited liability company, or other entity of which such Person (i) owns or controls 51% or more of the outstanding equity securities either directly or indirectly through an unbroken chain of entities, as to each of which 51% or more of the outstanding equity securities is owned directly or indirectly by its parent or (ii) is a general partner; provided, however, that there shall not be included any such entity to the extent that the equity securities of such entity were acquired in satisfaction of a debt previously contracted in good faith or are owned or controlled in a bona fide fiduciary capacity.

“Warrantholder” has the meaning set forth in Section 2.

“Warrant” means this Warrant issued to the Specified Lender.

2.  Number of Shares of Common Stock; Exercise Price.  For value received, the Specified Lender and its transferees and assigns (individually and collectively, the “Warrantholder”) are entitled, upon the terms and subject to the conditions hereinafter set forth, to acquire from the Company, in whole or in part, up to an aggregate of [                      ] fully paid and nonassessable shares of Common Stock (the “Shares”), at a purchase price per Share equal to the Exercise Price.  The number of Shares and the Exercise Price are subject to adjustment as provided herein, and all references to “Shares” and “Exercise Price” herein shall be deemed to include any such adjustment or series of adjustments.

3.  Exercise of Warrant.

(A)                               The right to purchase the Shares pursuant to this Warrant is exercisable, in whole or in part, by the Warrantholder at any time or from time by (i) delivery to the Company of a duly executed copy of the Form of Notice of Exercise annexed hereto; and (ii) within three (3) Business Days after the date such Form of Notice of Exercise is delivered to the Company, payment to the Company of the aggregate Exercise Price in respect of the Shares thereby purchased by cash, certified or cashier’s check, or wire transfer in immediately available funds to an account designated by the Company, unless the Warrantholder elects to exercise the cashless exercise procedure described in Section 3(B) below.  The Warrantholder shall surrender this Warrant to the Company for cancellation within three (3) Business Days after the date of any full exercise of the Warrant.  Partial exercises of this Warrant resulting in purchases of a portion of the total number of Shares available hereunder shall have the effect of lowering the outstanding number of Shares purchasable hereunder in an amount equal to the applicable number of Shares purchased.  If the Warrantholder does not exercise this Warrant in its entirety, the Warrantholder will be entitled to receive from the Company, within five (5) Business Days after the surrender of this Warrant to the Company, a new warrant in substantially identical form and of the same tenor for the purchase of Shares equal to the difference between the number of Shares subject to this Warrant and the number of Shares as to which this Warrant is so exercised.

(B)                               This Warrant may also be exercised, in whole or in part, by means of a “cashless exercise” in which the Warrantholder shall be entitled to receive a certificate for the number of Shares equal to the quotient obtained by dividing [((A)-(B)) (X)] by (A), where:

(A) =                     the Market Price on the trading day immediately preceding the date on which the Warrantholder elects to exercise this Warrant by means of a “cashless exercise,” as set forth in the applicable Form of Notice of Exercise;

(B) =                     the Exercise Price; and

(X) =                     the number of Shares that would be issuable upon exercise of this Warrant in accordance with the terms of this Warrant if such exercise were by means of a cash exercise rather than a cashless exercise.

4.  Issuance of Shares; Authorization.  Certificates for Shares issued upon exercise of this Warrant will be issued in such name or names as the Warrantholder may designate and will be delivered to such named Person or Persons within a reasonable time, not to exceed three (3) Business Days after the date on which this Warrant has been duly exercised in accordance with the terms of this Warrant.  In lieu of delivering certificates, the Company may issue Shares issued upon exercise of this Warrant electronically in book-entry form.  The Company hereby represents and warrants that any Shares issued upon the exercise of this Warrant in accordance with the provisions of Section 3 and all other provisions of this Warrant will be duly and validly authorized and issued, fully paid and nonassessable and free from all taxes, liens and charges (other than liens or charges created by the Warrantholder).  The Company agrees that the Shares so issued will be deemed to have been issued to the Warrantholder as of the close of business on the date on which this Warrant and payment of the Exercise Price are delivered to the Company in accordance with the terms of this Warrant, notwithstanding that the stock transfer books of the Company may then be closed or certificates representing such Shares may not be actually delivered on such date.  The Company will at all times hereafter reserve and keep available out of its authorized but unissued Common Stock solely for the purpose of providing for the exercise of this Warrant the aggregate number of shares of Common Stock then issuable upon exercise of this Warrant.

5.  No Fractional Shares or Scrip.  No fractional shares or scrip representing fractional shares shall be issued upon any exercise of this Warrant.  In lieu of any fractional share to which the Warrantholder would otherwise be entitled, the Warrantholder shall be entitled to receive a cash payment in an amount equal to such fraction multiplied by the Market Price of the Common Stock on the date of exercise.

6.  No Rights as Stockholders; Transfer Books; Limitation of Liability.  This Warrant does not entitle the Warrantholder to any voting rights or other rights as a stockholder of the Company prior to the date of exercise hereof.  The Company will at no time close its transfer books against transfer of this Warrant in any manner which interferes with the timely exercise of this Warrant.  Nothing contained in this Warrant shall give rise to any liability of the Warrantholder for the Exercise Price, whether such liability is asserted by the Company or by its creditors.

7.  Charges, Taxes and Expenses.  Issuance of certificates for Shares to the Warrantholder upon the exercise of this Warrant shall be made without charge to the Warrantholder for any issue or transfer tax or other incidental expense in respect of the issuance of such certificates, all of which taxes and expenses shall be paid by the Company.

8.  Transfer; Assignment.  Subject to compliance with applicable securities laws, without obtaining the consent of the Company to assign or transfer this Warrant, this Warrant and all rights hereunder are transferable and assignable, in whole or in part, upon the books of the Company by the registered holder hereof, and a new warrant shall be made and delivered by the Company as promptly as reasonably practicable, of the same tenor and date as this Warrant but registered in the name of the transferee or assignee, and if the Warrantholder’s entire interest is not being transferred or assigned, in the name of the Warrantholder, upon surrender of this Warrant, duly endorsed, to the Company.  All expenses and other charges payable in connection with the preparation, execution and delivery of the new warrants pursuant to this Section 8 shall be paid by the Company.  The Company may not assign any of its rights, or delegate any of its obligations, under this Warrant without the prior written consent of the Warrantholder (which consent may be withheld for any reason or no reason at all).  This Warrant shall be binding upon and inure to the benefit of the Company, the Warrantholder and their respective successors and permitted assigns, and shall include, with respect to the Company, any Person succeeding the Company in a Business Combination or acquisition of all or substantially all of the Company’s assets, and in such case, all of the obligations of the Company hereunder shall survive such Business Combination or acquisition.

9.  Exchange and Registry of Warrant.  This Warrant is exchangeable, upon the surrender hereof by the Warrantholder to the Company, for a new warrant or warrants of like tenor and representing the right to purchase the same aggregate number of Shares.  The Company shall maintain a registry showing the name and address of the Warrantholder (and any transferee or assignee that becomes a Warrantholder) as the registered holder of this Warrant.  This Warrant may be surrendered for exchange or exercise, in accordance with its terms, to the Company, and the Company shall be entitled to rely in all respects, prior to written notice to the contrary, upon such registry.

10.  Loss, Theft, Destruction or Mutilation of Warrant.  Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and in the case of any such loss, theft or destruction, upon receipt of an indemnity or security reasonably satisfactory to the Company, or, in the case of any such mutilation, upon surrender and cancellation of this Warrant, the Company shall make and deliver, in lieu of such lost, stolen, destroyed or mutilated Warrant, a new Warrant, in identical form, of like tenor and representing the right to purchase the same aggregate number of Shares as provided for in such lost, stolen, destroyed or mutilated Warrant.

11.  Saturdays, Sundays, Holidays, etc.  If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall not be a Business Day, then such action may be taken or such right may be exercised on the next succeeding day that is a Business Day.

12.  Rule 144 Information.  The Company covenants that it will use its reasonable best efforts to timely file all reports and other documents required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations promulgated by the U.S. Securities and Exchange Commission (the “SEC”) thereunder (or, if the Company is not required to file such reports under the Securities Act or the Exchange Act, it will, upon the request of any Warrantholder, make publicly available such information as necessary to permit sales pursuant to Rule 144), and it will use reasonable best efforts to take such further action as any Warrantholder may reasonably request, all to the extent required from time to time to enable such holder to sell the Warrants without registration under the Securities Act within the limitation of the exemptions provided by (i) Rule 144 or Regulation S under the Securities Act, as such rules may be amended from time to time, or (ii) any successor rule or regulation hereafter adopted by the SEC.  Upon the written request of any Warrantholder, the Company will deliver to such Warrantholder a written statement that it has complied with such requirements.

13.  Adjustments and Other Rights.  The Exercise Price and the number of Shares issuable upon exercise of this Warrant pursuant to Section 2 shall be subject to adjustment from time to time as follows; provided, that no single event shall be subject to adjustment under more than one subsection of this Section 13 so as to result in duplication and the adjustment that has the highest value relative to the rights and interests of the Warrantholder shall be made.

(A)                               Common Stock Issued at Less Than the Applicable Price.  (i)  If the Company issues or sells, or agrees to issue or sell, any Common Stock or other securities that are convertible into or exchangeable or exercisable for Common Stock (or are otherwise linked to Common Stock), other than Excluded Stock, for consideration per share less than the Applicable Price, then the Exercise Price in effect immediately prior to each such issuance or sale will immediately (except as provided below) be reduced to the price determined by multiplying the Exercise Price in effect immediately prior to such issuance or sale by a fraction, (x) the numerator of which shall be the sum of (1) the number of shares of Common Stock outstanding immediately prior to such issuance or sale, plus (2) the total number of shares of Common Stock which the aggregate consideration received by the Company for the total number of such additional shares of Common Stock (or other securities that are convertible into or exchangeable or exercisable for Common Stock (or are otherwise linked to Common Stock)) so issued or sold would purchase at the Market Price, and (y) the denominator of which shall be the number of shares of Common Stock outstanding immediately after such issuance or sale (including the number of shares of Common Stock into which such other securities are convertible or for which such other securities are exchangeable or exercisable).  In such event, the number of Shares issuable upon the exercise of this Warrant shall be increased to the number obtained by dividing (x) the product of (1) the number of Shares issuable upon the exercise of this Warrant before such adjustment and (2) the Exercise Price in effect immediately prior to the issuance or sale giving rise to this adjustment, by (y) the new Exercise Price determined in accordance with the immediately preceding sentence.  For the avoidance of doubt, no increase in the Exercise Price or reduction in the number of Shares issuable upon exercise of this Warrant shall be made pursuant to this sub-clause (i) of this Section 13(A).

(ii)  For the purposes of any adjustment of the Exercise Price and the number of Shares issuable upon exercise of this Warrant pursuant to this Section 13(A), the following provisions shall be applicable:

(1)  In the case of the issuance or sale of equity or equity-linked securities for cash, the amount of the consideration received by the Company shall be deemed to be the amount of the gross cash proceeds received by the Company for such securities.

(2)  In the case of the issuance or sale of equity or equity-linked securities for a consideration in whole or in part other than cash, including securities acquired in exchange therefor (other than securities by their terms so exchangeable), the consideration other than cash shall be deemed to be the Fair Market Value of such securities.

(3) In the case of the issuance of (i) options, warrants or other rights to purchase or acquire equity or equity-linked securities (whether or not at the time exercisable) or (ii) securities by their terms convertible into or exchangeable for equity or equity-linked securities (whether or not at the time so convertible or exchangeable) or options, warrants or rights to purchase such convertible or exchangeable securities (whether or not at the time exercisable):

(a)  The aggregate maximum number of shares of securities deliverable upon exercise of such options, warrants or other rights to purchase or acquire equity or equity-linked securities shall be deemed to have been issued at the time such options, warrants or rights are issued and for a consideration equal to the consideration (determined in the manner provided in Section 13(A)(i) and (ii)), if any, received by the Company upon the issuance or sale of such options, warrants or rights plus the minimum purchase price provided in such options, warrants or rights for the equity or equity-linked securities covered thereby.

(b)  The aggregate maximum number of shares of equity or equity-linked securities deliverable upon conversion of or in exchange for any such convertible or exchangeable securities, or upon the exercise of options, warrants or other rights to purchase or acquire such convertible or exchangeable securities and the subsequent conversion or exchange thereof, shall be deemed to have been issued at the time such securities were issued or such options, warrants or rights were issued and for a consideration equal to the consideration, if any, received by the Company for any such securities and related options, warrants or rights (excluding any cash received on account of accrued interest or accrued dividends), plus the additional consideration (in each case, determined in the manner provided in Section 13(A)(i) and (ii)), if any, to be received by the Company upon the conversion or exchange of such securities, or upon the exercise of any related options, warrants or rights to purchase or acquire such convertible or exchangeable securities and the subsequent conversion or exchange thereof.

(c)  On any change in the number of shares of equity or equity-linked securities deliverable upon exercise of any such options, warrants or rights or conversion or exchange of such convertible or exchangeable securities or any change in the consideration to be received by the Company upon such exercise, conversion or exchange, the Exercise Price and the number of Shares issuable upon exercise of this Warrant as then in effect shall forthwith be readjusted to such Exercise Price and number of Shares as would have been obtained had an adjustment been made upon the issuance or sale of such options, warrants or rights not exercised prior to such change, or of such convertible or exchangeable securities not converted or exchanged prior to such change, upon the basis of such change.

(d)  If the Exercise Price and the number of Shares issuable upon exercise of this Warrant shall have been adjusted upon the issuance or sale of any such options, warrants, rights or convertible or exchangeable securities, no further adjustment of the Exercise Price and the number of Shares issuable upon exercise of this Warrant shall be made for the actual issuance of Common Stock upon the exercise, conversion or exchange thereof.

(B)  Dividends, Distributions, Stock Splits, Subdivisions, Reclassifications or Combinations.  If the Company shall (i) declare a dividend or make a distribution on Common Stock in shares of Common Stock, (ii) subdivide or reclassify the outstanding shares of Common Stock into a greater number of shares, or (iii) combine or reclassify the outstanding Common Stock into a smaller number of shares, the number of Shares issuable upon exercise of this Warrant at the time of the record date for such dividend or distribution or the effective date of such subdivision, combination or reclassification shall be proportionately adjusted so that the Warrantholder after such date shall be entitled to purchase the number of shares of Common Stock which such Warrantholder would have owned or been entitled to receive after such date had this Warrant been exercised immediately prior to such date.  In such event, the Exercise Price in effect at the time of the record date for such dividend or distribution or the effective date of such subdivision, combination or reclassification shall be adjusted to the number obtained by dividing (x) the product of (1) the number of Shares issuable upon the exercise of this Warrant before such adjustment and (2) the Exercise Price in effect immediately prior to the record or effective date, as the case may be, for such dividend, distribution, subdivision, combination or reclassification giving rise to this adjustment by (y) the new number of Shares issuable upon exercise of this Warrant determined pursuant to the immediately preceding sentence.

(C)  Other Distributions.  In case the Company shall fix a record date for the making of a distribution to all holders of shares of Common Stock (i) of shares of any class other than Common Stock other than shares referred to in Section 13(A)(i), (ii) of evidence of indebtedness of the Company or any Subsidiary, (iii) of other securities, assets or cash (excluding the amount of dividends or distributions referred to in Section 13(B)), or (iv) of rights or warrants (other than in connection with the adoption of a stockholder rights plan), in each such case, the Exercise Price in effect prior thereto shall be reduced immediately thereafter to the price determined by dividing (x) an amount equal to the difference resulting from (1) the number of shares of Common Stock outstanding on such record date multiplied by the Exercise Price per Share on such record date, less (2) the Fair Market Value of said shares or evidences of indebtedness or assets or rights or warrants to be so distributed, by (y) the number of shares of Common Stock outstanding on such record date; such adjustment shall be made successively whenever such a record date is fixed.  In such event, the number of Shares issuable upon the exercise of this Warrant shall be increased to the number obtained by dividing (x) the product of (1) the number of Shares issuable upon the exercise of this Warrant before such adjustment, and (2) the Exercise Price in effect immediately prior to the issuance giving rise to this adjustment by (y) the new Exercise Price determined in accordance with the immediately preceding sentence.  In the event that such distribution is not so made, the Exercise Price and the number of Shares issuable upon exercise of this Warrant then in effect shall be readjusted, effective as of the date when the Board determines not to distribute such shares, evidences of indebtedness, assets, rights or warrants, as the case may be, to the Exercise Price that would then be in effect and the number of Shares that would then be issuable upon exercise of this Warrant if such record date had not been fixed.

(D)  Certain Repurchases of Common Stock.  In case the Company effects a Pro Rata Repurchase of Common Stock, then the Exercise Price shall be reduced to the price determined by multiplying the Exercise Price in effect immediately prior to the effective date of such Pro Rata Repurchase by a fraction of which the numerator shall be (i) the product of (x) the number of shares of Common Stock outstanding immediately before such Pro Rata Repurchase and (y) the Market Price of a share of Common Stock on the trading day immediately preceding the first public announcement by the Company or any of its Affiliates of the intent to effect such Pro Rata Repurchase, minus (ii) the aggregate purchase price of the Pro Rata Repurchase, and of which the denominator shall be the product of (i) the number of shares of Common Stock outstanding immediately prior to such Pro Rata Repurchase minus the number of shares of Common Stock so repurchased and (ii) the Market Price per share of Common Stock on the trading day immediately preceding the first public announcement of such Pro Rata Repurchase.  In such event, the number of Shares issuable upon the exercise of this Warrant shall be increased to the number obtained by dividing (x) the product of (i) the number of Shares issuable upon the exercise of this Warrant before such adjustment, and (ii) the Exercise Price in effect immediately prior to the Pro Rata Repurchase giving rise to this adjustment by (y) the new Exercise Price determined in accordance with the immediately preceding sentence.

(E)  Business Combinations and Other Events.  In case of any Business Combination, reorganization or reclassification of Common Stock (other than a reclassification of Common Stock referred to in Section 13(B)), or the sale, transfer or otherwise disposal of all or substantially all of the Company’s property, assets or business to another Person, any Shares issued or issuable upon exercise of this Warrant after the date of such Business Combination or other event shall be exchangeable for the number of shares of stock or other securities or property (including cash) to which the Shares issuable (at the time of such Business Combination or other event) upon exercise of this Warrant immediately prior to the consummation of such Business Combination or other event would have been entitled to receive upon consummation of such Business Combination or other event; and in any such case, if necessary, the provisions set forth herein with respect to the rights and interests thereafter of the Warrantholder shall be appropriately adjusted so as to be applicable, as nearly as may reasonably be, to any shares of stock or other securities or property thereafter deliverable on the exercise of this Warrant.  In determining the kind and amount of stock, securities or the property receivable upon consummation of such Business Combination or other event, if the holders of Common Stock have the right to elect the kind or amount of consideration receivable upon exercise of this Warrant following the consummation of such Business Combination or other event, then the Warrantholder shall have the right to make a similar election upon exercise of this Warrant with respect to the number of shares of stock or other securities or property which the Warrantholder will receive upon exercise of this Warrant.  In case of any such Business Combination or other event, the successor or acquiring Person (if other than the Company) shall expressly assume the due and punctual observance and performance of each and every covenant and condition of this Warrant to be performed and observed by the Company and all the obligations and liabilities hereunder.

(F)  Dissolution, Total Liquidation or Winding Up.  If at any time there is a voluntary or involuntary dissolution, total liquidation or winding-up of the Company, then the Company shall provide the Warrantholder with written notice of the date on which such dissolution, liquidation or winding-up shall take place (and, in any event, not less than thirty (30) days before any date set for definitive action).  Such notice shall also specify the date as of which the record holders of shares of Common Stock shall be entitled to exchange their shares for securities, money or other property deliverable upon such dissolution, liquidation or winding-up, as the case may be.  On such date, the Warrantholder shall be entitled to receive upon surrender of this Warrant the cash, securities or other property, less the Exercise Price for this Warrant then in effect, that the Warrantholder would have been entitled to receive had this Warrant been exercised immediately prior to such dissolution, liquidation or winding-up.  Upon receipt of the cash, securities or other property, any and all rights of the Warrantholder to exercise this Warrant shall terminate in their entirety.  If the cash, securities or other property distributable in the dissolution, liquidation or winding-up has a Fair Market Value which is less than the Exercise Price for this Warrant then in effect, this Warrant shall terminate and be of no further force or effect upon the dissolution, liquidation or winding-up.

(G)  Rounding of Calculations; Minimum Adjustments.  All calculations under this Section 13 shall be made to the nearest one-tenth (1/10th) of a cent or to the nearest one-hundredth (1/100th) of a share, as the case may be.  Any provision of this Section 13 to the contrary notwithstanding, no adjustment in the Exercise Price or the number of Shares into which this Warrant is exercisable shall be made if the amount of such adjustment would be less than $0.01 or one-tenth (1/10th) of a share of Common Stock, but any such amount shall be carried forward and an adjustment with respect thereto shall be made at the time of and together with any subsequent adjustment which, together with such amount and any other amount or amounts so carried forward, shall aggregate to $0.01 or one-tenth (1/10th) of a share of Common Stock, respectively, or more.

(H)  Timing of Issuance of Additional Common Stock Upon Certain Adjustments.  In any case in which the provisions of this Section 13 shall require that an adjustment shall become effective immediately after a record date for an event, the Company may defer until the occurrence of such event (i) issuing to the Warrantholder of this Warrant exercised after such record date and before the occurrence of such event the additional shares of Common Stock issuable upon such exercise by reason of the adjustment required by such event over and above the shares of Common Stock issuable upon such exercise before giving effect to such adjustment and (ii) paying to such Warrantholder any amount of cash in lieu of a fractional share of Common Stock; provided, however, that the Company upon request shall deliver to such Warrantholder a due bill or other appropriate instrument evidencing such Warrantholder’s right to receive such additional shares, and such cash, upon the occurrence of the event requiring such adjustment.

(I)  Adjustment for Unspecified Actions.  If the Company takes any action affecting the Common Stock, other than actions described in this Section 13, which in the reasonable opinion of the Board would adversely affect the exercise rights of the Warrantholder, the Exercise Price and/or the number of Shares received upon exercise of the Warrant shall be adjusted for the Warrantholder’s benefit, to the extent permitted by law, in such manner, and at such time, as the Board after consultation with the Warrantholder shall reasonably determine to be equitable in the circumstances.

(J)  Statement Regarding Adjustments.  Whenever the Exercise Price or the number of Shares into which this Warrant is exercisable shall be adjusted as provided in Section 13, the Company shall forthwith file at the principal office of the Company a statement showing in reasonable detail the facts requiring such adjustment and the Exercise Price that shall be in effect and the number of Shares into which this Warrant shall be exercisable after such adjustment, and the Company shall also cause a copy of such statement to be sent by mail, first class postage prepaid, to each Warrantholder at the address appearing in the Company’s records.

(K)  Notice of Adjustment Event.  In the event that the Company shall propose to take any action of the type described in this Section 13 (but only if the action of the type described in this Section 13 would result in an adjustment in the Exercise Price or the number of Shares into which this Warrant is exercisable or a change in the type of securities or property to be delivered upon exercise of this Warrant), the Company shall give notice to the Warrantholder, in the manner set forth in Section 13(J), which notice shall specify the record date, if any, with respect to any such action and the approximate date on which such action is to take place.  Such notice shall also set forth the facts with respect thereto as shall be reasonably necessary to indicate the effect on the Exercise Price and the number, kind or class of shares or other securities or property which shall be deliverable upon exercise of this Warrant.  In the case of any action which would require the fixing of a record date, such notice shall be given at least five (5) days prior to the date so fixed, and in case of all other action, such notice shall be given at least ten (10) days prior to the taking of such proposed action.  Failure to give such notice, or any defect therein, shall not affect the legality or validity of any such action.

(L)  No Impairment.  The Company will not, by amendment of its articles of incorporation or through any reorganization, transfer of assets, Business Combination, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith assist in the carrying out of all the provisions of this Warrant and in taking of all such action as may be necessary or appropriate in order to protect the rights of the Warrantholder.

(M)  Limitations on Adjustments; Condition Precedent to Any Action Requiring Adjustment.

(1)  The provisions of Sections 13(A), 13(C) and 13(D) shall not operate to cause the adjustment of this Warrant so that it becomes exercisable for additional shares unless, prior to such adjustment, the Company obtains the approval of stockholders to such adjustment.

(2)  As a condition precedent to the taking of any action which would require an adjustment pursuant to this Section 13, the Company shall take any and all actions which may be necessary, including obtaining regulatory, NASDAQ Stock Market or stockholder approvals or exemptions, in order that the Company may thereafter validly and legally issue as fully paid and nonassessable all shares of Common Stock that the Warrantholder is entitled to receive upon adjustment of this Warrant pursuant to this Section 13.

(N)  Adjustment Rules.  Any adjustments pursuant to this Section 13 shall be made successively whenever an event referred to herein shall occur.  If an adjustment in the Exercise Price made hereunder would reduce the Exercise Price to an amount below zero, then such adjustment in Exercise Price made hereunder shall reduce the Exercise Price to zero.

14.  Registration Rights.  The Warrantholder and its assignees are entitled to the benefit of such registration rights in respect of the Shares as are set forth in the Registration Rights Agreement, including the right to assign such rights as set forth therein.

15.  Contest and Appraisal Rights.  Upon each determination of Market Price or Fair Market Value, as the case may be, hereunder, the Company shall promptly give notice thereof to the Warrantholder, setting forth in reasonable detail the calculation of such Market Price or Fair Market Value and the method and basis of determination thereof, as the case may be.  If the Warrantholder shall disagree with such determination and shall, by notice to the Company given within fifteen (15) days after the Company’s notice of such determination, elect to dispute such determination, such dispute shall be resolved through the Appraisal Procedure.

16.  Representations and Warranties of the Company.  The Company hereby represents and warrants to the Warrantholder that (A) it has the corporate power and authority to execute this Warrant and consummate the transactions contemplated by this Warrant, (B) there are no statutory or contractual stockholders preemptive rights or rights of refusal with respect to the issuance of this Warrant, (C) the execution and delivery by the Company of this Warrant and the issuance of the Common Stock upon exercise of this Warrant do not and shall not (i) conflict with or result in a breach of the terms, conditions or provisions of, (ii) constitute a default under, (iii) result in the creation of any lien, security interest, charge or encumbrance upon the Company’s Capital Stock or assets pursuant to, (iv) result in a violation of, or (v) require any authorization, consent, approval, exemption or other action by or notice or declaration to, or filing with, any court of administrative or governmental body or agency pursuant to, the Company’s Certificate of Incorporation or Bylaws or any law in effect as of the date hereof to which the Company is subject, or any agreement, instrument, order, judgment or decree to which the Company is subject as of the date hereof, except for any such authorization, consent, approval or exemption that has been obtained, and (D) (i) the warrants issued to the other Lenders on the date hereof contain terms substantially similar to this Warrant (except for the amount of shares subject to the warrant), and (ii) the total shares of Common Stock represented by this Warrant and the warrants issued to the other Lenders on the date hereof equal 3,791,169, or 19.99% of the issued and outstanding shares of Common Stock as of the date hereof.

17.  Representations and Warranties of the Specified Lender.  The Specified Lender hereby represents and warrants to the Warrantholder that (A) it has the power and authority to execute this Warrant and consummate the transactions contemplated by this Warrant, (B) it is an “accredited investor” within the meaning of Rule 501 of the Securities Act, and (C) it is acquiring this Warrant, and intends to acquire the Shares, from the Company for its own account and without a view to any distribution thereof in violation of the Securities Act.

18.  Governing Law.  This Warrant shall constitute a contract under the laws of the State of New York and for all purposes shall be construed in accordance with and governed by the laws of the State of New York applicable to agreements made and to be performed entirely within such state.

19.  Amendments.  This Warrant may be amended and the observance of any term of this Warrant may be waived only, in the case of an amendment, with the written consent of the Company and the Warrantholder, or in the case of a waiver, by the party against whom the waiver is to be effective.

20.  Notices.  All notices hereunder shall be in writing and shall be effective (A) on the day on which delivered if delivered personally or transmitted by facsimile or email with evidence of receipt, (B) one (1) Business Day after the date on which the same is delivered via a nationally recognized overnight courier service with evidence of receipt, or (C) five (5) Business Days after the date on which the same is deposited, postage prepaid, in the U.S. mail, sent by certified or registered mail, return receipt requested, and addressed to the party to be notified at the address indicated below for the Company and the Warrantholder, or at such other address and/or facsimile number or email and/or to the attention of such other person as the Company or the Warrantholder may designate from time to time by written notice to the other party.

If to the Company:

UniTek Global Services, Inc.

1777 Sentry Parkway West, Gwynedd Hall, Suite 302

Blue Bell, Pennsylvania 19422

Attention:  Andrew Herning, Chief Financial Officer

Facsimile:  (267) 464-1733

Email:  aherning@unitekgs.com

with a copy to (which copy alone shall not constitute notice):

Morgan, Lewis & Bockius LLP

1701 Market Street

Philadelphia, Pennsylvania 19103-2921

Attention:  Justin W. Chairman, Esq.

Facsimile:  (215) 963-5001

Email:  jchairman@morganlewis.com

If to the Warrantholder:

[                                                  ]

with a copy to (which copy alone shall not constitute notice):

[                                                  ]

21.  Remedies.  If the Company fails to perform, comply with or observe any covenant or agreement to be performed, complied with or observed by it under this Warrant, the Warrantholder may proceed to protect and enforce its rights by suit in equity or action at law, whether for specific performance of any term contained in this Warrant or for an injunction against the breach of any such term or in aid of the exercise of any power granted in this Warrant or to enforce any other legal or equitable right, or to take any one or more of such actions.  The Company hereby agrees that the Warrantholder shall not be required or otherwise obligated to, and hereby waives any right to demand that the Warrantholder, post any performance or other bond in connection with the enforcement of its rights and remedies hereunder.  Subject to Section 15, the Company agrees to pay all fees, costs, and expenses, including, without limitation, fees and expenses of attorneys, accountants and other experts retained by the Warrantholder, and all fees, costs and expenses of appeals, incurred or expended by the Warrantholder in connection with the enforcement of this Warrant or the collection of any sums due hereunder, whether or not suit is commenced.  None of the rights, powers or remedies conferred under this Warrant shall be mutually exclusive, and each right, power or remedy shall be cumulative and in addition to any other right, power or remedy whether conferred by this Warrant or now or hereafter available at law, in equity, by statute or otherwise.

22.  Severability.  Any provision of this Warrant that is prohibited or unenforceable shall be ineffective solely to the extent of such prohibition or unenforceability without invalidating the remaining provision of this Warrant.

23.  Waiver.  Failure of any party to exercise any right or remedy under this Warrant, or delay by a party in exercising such right or remedy, shall not operate as a waiver thereof.

24.  Further Assurances.  Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Warrant and the consummation of the transactions contemplated hereby.

25.  Captions; Construction; Interpretation.  The captions in this Warrant are for convenience of reference only, do not constitute a part of this Warrant and are not to be considered in construing or interpreting this Warrant.  No party, nor its counsel, shall be deemed the drafter of this Warrant for purposes of construing the provisions of this Warrant, and all provisions of this Warrant shall be construed in accordance with their fair meaning, and not strictly for or against any party.

26.  Entire Agreement.  This Warrant and the forms attached hereto, and the Registration Rights Agreement, contain the entire agreement between the parties with respect to the subject matter hereof and supersede all prior and contemporaneous arrangements or undertakings with respect thereto.

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IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by a duly authorized officer as of the date first herein above written.

UNITEK GLOBAL SERVICES, INC.

By:
Name:
Title:

Acknowledged and Agreed:

[ ]

By:
Name:
Title:

[Signature Page to Warrant]

Form Of Notice Of Exercise

Date :

TO: UniTek Global Services, Inc.

RE: Election to Subscribe for and Purchase Shares

The undersigned, pursuant to the provisions set forth in the attached Warrant, hereby agrees to subscribe for and purchase the number of shares of Common Stock set forth below covered by such Warrant.  The undersigned, in accordance with Section 3 of the Warrant, hereby agrees to pay the aggregate Exercise Price for such shares of Common Stock in the manner set forth below (which shall be either “Cash Exercise” or “Cashless Exercise”).  A new warrant evidencing the remaining shares of Common Stock covered by such Warrant, but not yet subscribed for and purchased, should be issued in the name set forth below.

Number of Shares of Common Stock:

Method of Payment of Exercise Price:

Name and Address of Person to be Issued New Warrant:

Holder:

By:

Name:

Title: